Sub-Item 77-Q1


FEDERATED HIGH YIELD TRUST
RESTATEMENT AND AMENDMENT #5
TO THE DECLARATION OF TRUST

Dated April 29, 2010

       THIS RESTATEMENT
 AND AMENDMENT #5 to the
DECLARATION OF TRUST made
this
29th day of April, 2010,
by the undersigned, and by
 the holders of shares
of beneficial interest to be
issued hereunder as hereinafter
 provided.
       WHEREAS, the Trustees
 desire to establish a trust
fund for the investment and
reinvestment of
funds contributed thereto;
       NOW, THEREFORE, the
 Trustees declare that all
money and property contributed
 to the trust
fund hereunder shall be held
and managed under this
Declaration of Trust IN TRUST
as herein set forth
below.

ARTICLE I
NAMES AND DEFINITIONS
       Section 1.  Name.
This Trust shall be known as
 Federated High Yield Trust ,
and the Trustees
may conduct the business of
the Trust under that name or any
other name as they may determine
from
time to time.
       Section 2.  Definitions.
Wherever used herein, unless
otherwise required by the context
 or
specifically provided:
(a)	The terms "Affiliated
Person," "Assignment,"
"Commission," "Interested
 Person,"
"Majority Shareholder Vote"
(the 67% or 50% requirement
of Section 2(a)(42) of the 1940
Act, whichever may be applicable)
and "Principal Underwriter" shall
have the meanings given
them in the 1940 Act, as amended
from time to time;
(b)	The "Trust" refers to the
Massachusetts Business Trust
established by this Declaration
of Trust, as amended from time to
 time, inclusive of each and every
 Series and Class
established hereunder;
(c)	"Class" refers to a class
of Shares established and designated
under or in accordance
with the provisions of Article III;
(d)	"Series" refers to a series
 of Shares established and designated
 under or in accordance
with the provisions of Article III;
(e)	"Series Company" refers to
 the form of a registered open-end
investment company
described in Section 18(f)(2) of
the 1940 Act or in any successor
 statutory provision;
(f)	"Shareholder" means a
record owner of Shares of any
Series or Class;
(g)	"Trustees" refer to the
individual Trustees in their
capacity as Trustees hereunder of
the Trust and their successor or
 successors for the time being in
office as such Trustees;
(h)	"Shares" means the equal
proportionate units of interest
into which the beneficial
interest in the Trust shall be
divided from time to time, or
if more than one Series or
Class of
Shares is authorized by    the
Trustees, the equal proportionate
 units into which each Series or
Class of Shares shall be divided
from time to time and includes
fractions of Shares as well as
whole Shares;
(i)	The "1940 Act" refers
 to the Investment Company Act
of 1940, and the Rules and
Regulations thereunder,
(including any exemptions granted
thereunder)
 as amended from time
to time; and
(j)	"By-Laws" shall
 mean the By-Laws of the Trust as
amended from time to time.
ARTICLE II
PURPOSE OF TRUST
       The purpose of this Trust
is to operate as an investment
company, and provide investors a
continuous source of managed
investments by investing primarily in
 securities, derivative securities,
and
also in debt instruments,
commodities, commodity contracts
and options thereon, and other property.
ARTICLE III
BENEFICIAL INTEREST
       Section 1.  Shares of
Beneficial Interest.  The beneficial
interest in the Trust shall at all
 times be
divided into transferable
Shares, without par value.
 Subject to the provisions
of Section 5 of this Article
III, each Share shall have
voting rights as provided in
Article VIII hereof, and holders
of the Shares of
any Series shall be entitled
to receive dividends, when and
as declared with respect thereto
in the manner
provided in Article X, Section 1
hereof.  The Shares of any Series
may be issued in one or more Classes,
as the Trustees may authorize
pursuant to Article XII, Section
8 hereof.  Unless the Trustees have
authorized the issuance of Shares
 of a Series in two or more Classes,
 each Share of a Series shall
represent an equal proportionate
interest in the assets and liabilities
and the income and the expenses of
the Series with each other Share
of the same Series, none having
priority or preference over another.
 If
the Trustees have authorized the
issuance of Shares of a Series in
two or more Classes, then the
Classes
may have such variations as to
dividend, redemption, and voting
 rights, net asset values, expenses
borne
by the Classes, and other matters
as the Trustees have authorized
provided that each Share of a Class
shall
represent an equal proportionate
interest in the assets and
liabilities and the income and
the expenses of
the  Class with each other Share
of the same Class, none having
priority or preference over another.
 The
number of Shares authorized shall
be unlimited.  The Trustees may from
time to time divide or combine
the Shares of any Series or Class
into a greater or lesser number
without thereby changing the
proportionate beneficial interests
in the Series or Class.
       Section 2.  Ownership of Shares.
The ownership of Shares shall be recorded
in the books of the
Trust or a transfer agent which books
shall be maintained separately for the
Shares of each Series or
Class.  The Trustees may make such
rules as they consider appropriate
for the transfer of Shares and
similar matters.  The record books
of the Trust or any transfer agent,
as the case may be, shall be
conclusive as to who are the Shareholders
 of each Series or  Class and as
 to the number of Shares of each
Series or Class held from time to
time by each.
       Section 3.  Investment in
the Trust.  The Trustees shall
accept investments in the Trust from such
persons and on such terms as they
may from time to time authorize.
After the date of the initial
contribution of capital (which shall
occur prior to the initial public
offering of Shares), the number of
Shares to represent the initial
contribution shall be considered
as outstanding and the amount received by
the Trustees on account of the
contribution shall be treated as an
asset of the Trust to be allocated
among
any Series or Classes in the manner
described in Section 5(a) of this Article.
Subsequent to such initial
contribution of capital, Shares
(including Shares which may have
been redeemed or repurchased by the
Trust) may be issued or sold at
a price which will net the relevant
Series or Class, as the case may be,
before paying any taxes in
connection with such issue or sale,
not less than the net asset value
(as defined
in Article X, Section 3) thereof;
provided, however, that the Trustees
 may in their discretion impose a
sales charge upon investments in or
redemptions from the Trust, and upon
 reinvestments of dividends and
capital gains in Shares.
       Section 4.  No Pre-emptive
Right; Action by Shareholder.
Shareholders shall have no pre-
emptive or other right to subscribe
to any additional Shares or
 other securities issued by
the Trust.  No
action may be brought by a
Shareholder on behalf of the
Trust unless a prior demand
regarding such
matter has been made on the
Trustees of the Trust.
       Section 5.  Establishment
and Designation of Series or Class.
 Without limiting the authority of
the Trustees set forth in Article
XII, Section 8, inter alia, to
establish and designate any
additional Series
or Class or to modify the rights
and preferences of any existing
Series or Class, the initial Series
shall be,
and is established and designated as,
Federated High Yield Trust
Institutional Service Shares
       Shares of any Series or Class
established in this Section 5 shall
have the following relative rights
and preferences:
(a)	Assets belonging to Series or
 Class.  All consideration received by
the Trust for the
issue or sale of Shares of a particular
Series or Class, together with all assets
in which such
consideration is invested or reinvested,
all income, earnings, profits, and
 proceeds thereof from
whatever source derived, including,
 without limitation, any proceeds
 derived from the sale,
exchange or liquidation of such
assets, and any funds or payments
derived from any
reinvestment of such proceeds in
whatever form the same may be, shall
 irrevocably belong to
that Series or Class for all purposes,
 subject only to the rights of creditors,
and shall be so
recorded upon the books of account
of the Trust.  Such consideration,
assets, income, earnings,
profits and proceeds thereof,
from whatever source derived,
including, without limitation, any
proceeds derived from the sale,
exchange or liquidation of such
assets, and any funds or
payments derived from any reinvestment
 of such proceeds, in whatever form
the same may be,
are herein referred to as "assets
 belonging to" that Series or Class.
In the event that there are
any assets, income, earnings, profits
 and proceeds thereof, funds or payments
 which are not
readily identifiable as belonging to
 any particular Series or Class
(collectively "General
Assets"), the Trustees shall
allocate such General Assets to,
between or among any one or
more of the Series or Classes
established and designated from
time to time in such manner and
on such basis as they, in their
sole discretion, deem fair and
equitable, and any General Assets
so allocated to a particular Series
or Class shall belong to that
Series or Class.  Each such
allocation by the Trustees shall be
conclusive and binding upon
the Shareholders of all Series
or Classes for all purposes.
(b)	Liabilities Belonging
to Series or Class.  The assets
 belonging to each particular Series
or Class shall be charged with the
liabilities of the Trust in respect
to that Series or Class and
all expenses, costs, charges and
reserves attributable to that Series
or Class, and any general
liabilities of the Trust which are
not readily identifiable as belonging
to any particular Series or
Class shall be allocated and charged
 by the Trustees to and among any
one or more of the
Series or Classes established and
 designated from time to time in
such manner and on such
basis as the Trustees in their
sole discretion deem fair and
equitable.  The liabilities, expenses,
costs, charges and reserves so
charged to a Series or Class are
herein referred to as "liabilities
belonging to" that Series or Class.
Each allocation of liabilities
belonging to a Series or Class
by the Trustees shall be conclusive
and binding upon the Shareholders
of all Series or Classes
for all purposes.
(c)	Dividends, Distributions,
Redemptions, Repurchases and
Indemnification.
Notwithstanding any other provisions
of this Declaration of Trust, including,
 without
limitation, Article X, no dividend
or distribution (including, without
limitation, any
distribution paid upon termination
of the Trust or of any Series or Class)
with respect to, nor
any redemption or repurchase of the
Shares of any Series or Class shall
be effected by the
Trust other than from the assets
belonging to such Series or Class,
nor except as specifically
provided in Section 1 of Article XI
hereof, shall any Shareholder of any
 particular Series or
Class otherwise have any right or
claim against the assets belonging
 to any other Series or
Class except to the extent that
such Shareholder has such a right
or claim hereunder as a
Shareholder of such other Series or
Class.
(d)	Voting.  Notwithstanding
any of the other provisions of
this Declaration of Trust,
including, without limitation,
Section 1 of Article VIII, only
Shareholders of a particular Series
or Class shall be entitled to
vote on any matters affecting
such Series or Class.  Except with
respect to matters as to which
any particular Series or Class
is affected materially differently or
as otherwise required by applicable
law, all of the Shares of each Series
or Class shall, on
matters as to which such Series or
Class is entitled to vote, vote
with other Series or Classes so
entitled as a single class.
Notwithstanding the foregoing,
with respect to matters which would
otherwise be voted on by two or
 more Series or Classes as a single
class, the Trustees may, in
their sole discretion, submit
such matters to the Shareholders
of any or all such Series or
Classes, separately.
(e)	Fraction.  Any fractional
Share of a Series or Class shall
carry proportionately all the
rights and obligations of a whole
Share of that Series or Class,
including rights with respect to
voting, receipt of dividends and
 distributions, redemption of
Shares and termination of the
Trust or of any Series or Class.
(f)	Exchange Privilege.  The
Trustees shall have the authority
to provide that the holders
of Shares of any Series or Class
shall have the right to exchange
 said Shares for Shares of one
or more other Series or Classes
in accordance with such requirements
and procedures as may
be established by the Trustees.
(g)	Combination of Series or
 Classes.  The Trustees shall have
the authority, without the
approval of the Shareholders of
any Series or Class, unless
 otherwise required by applicable
law, to combine the assets and
liabilities belonging to a single
 Series or Class with the assets
and liabilities of one or more
other Series or Classes.
(h)	Elimination of Series
or Classes.  The Trustees shall
 have the authority, without the
approval of Shareholders of
any Series or Class, unless
otherwise required by applicable
 law,
to amend this Declaration of
Trust to abolish that Series
or Class and to rescind the
establishment and designation
 thereof.
ARTICLE IV
THE TRUSTEES
       Section 1.  Management
 of the Trust.  The business
and affairs of the Trust shall
 be managed by
the Trustees, and they shall
have all powers necessary and
desirable to carry out that
responsibility.  The
Trustees who shall serve as
Trustees are the undersigned.
       Section 2.  Election
of Trustees by Shareholders.
 Unless otherwise required by
 the 1940 Act or
any court or regulatory body
of competent jurisdiction, or
 unless the Trustees determine
 otherwise, a
Trustee shall be elected by
the Trustees, and Shareholders
shall have no right to elec
t Trustees.
       Section 3.  Term of
Office of Trustees.
 The Trustees shall hold
office during the lifetime of
this
Trust, and until its
termination as hereinafter
provided; except (a) that
any Trustee may resign his
office at
any time by written
instrument signed by
him and delivered to the
other Trustees, which shall
take effect
upon such delivery or
upon such later date as
is specified therein; (b)
 that any Trustee may be
removed at
any time by written
 instrument signed by
at least two-thirds of
 the number of Trustees prior
 to such
removal, specifying
the date when such
removal shall become effective;
(c) that any Trustee who requests
in writing to be retired or who
has become mentally or
physically incapacitated
may be retired by written
instrument signed by a
majority of the other Trustees,
 specifying the date of his
retirement; and (d) a
Trustee may be removed at
any special meeting of
Shareholders of the Trust by
 a vote of two-thirds of the
outstanding Shares.  Any
removals shall be effective
as to the Trust and each Series
 and Class hereunder.
       Section 4.  Termination
of Service and Appointment of
Trustees.  In case of the death,
resignation, retirement,
removal or mental or physical
 incapacity of any of the
Trustees, or in case a
vacancy shall, by reason of
an increase in number, or
for any other reason, exist,
the remaining Trustees
shall fill such vacancy by
appointing such other person
as they in their discretion
shall see fit.  An
appointment of a Trustee may
be made by the Trustees then
in office in anticipation of a
 vacancy to occur
by reason of retirement,
 resignation or increase in
number of Trustees effective
at a later date, provided
that said appointment shall
become effective only at or
after the effective date of
said retirement,
resignation or increase in
number of Trustees.  As soon
as any Trustee so appointed
shall have accepted
this Trust, the trust estate
shall vest in the new Trustee
 or Trustees, together with the
continuing Trustees,
without any further act or
conveyance, and he shall be
deemed a Trustee hereunder.
 Any appointment
authorized by this
 Section 4
is subject to the
provisions of Section 16(a) of the 1940 Act.
       Section 5.
Number of Trustees.
The number of Trustees,
not less than three (3)
nor more than
twenty (20) serving
hereunder at any time,
shall be determined by
the Trustees themselves.
       Whenever a vacancy
in the Board of Trustees
shall occur, until such
vacancy is filled or while
any Trustee is physically
or mentally incapacitated
, the other Trustees
shall have all the powers
 hereunder
and the certificate
signed by a majority of
the other Trustees of
such vacancy, absence or
 incapacity shall
be conclusive, provided,
 however, that no vacancy
which reduces the number
of Trustees below three (3)
shall remain unfilled for
a period longer than six
calendar months.
       Section 6.  Effect
of Death, Resignation, etc.
 of a Trustee.  The death,
resignation, retirement,
removal, or mental or
physical incapacity of the
Trustees, or any one or more
of them, shall not operate to
annul the Trust or to revoke
any existing agency created
pursuant to the terms of this
Declaration of Trust.
       Section 7.  Ownership
of Assets.  The assets
belonging to each Series or
 Class shall be held
separate and apart from any
assets now or hereafter held
in any capacity other than as
 Trustee hereunder
by the Trustees or any successor
Trustee.  All of the assets
belonging to each Series or
Class or owned by
the Trust shall at all times
be considered as vested in the
Trustees.  No Shareholder shall
 be deemed to
have a severable ownership
interest in any individual
asset belonging to any Series
 or Class or owned by
the Trust or any right of
partition or possession thereof,
but each Shareholder shall have a
proportionate
undivided beneficial interest
in a Series or Class.
ARTICLE V
POWERS OF THE TRUSTEES
       Section 1.  Powers.
 The Trustees in all instances
 shall act as principals,
 and are and shall be free
from the control of the
Shareholders.  The Trustees
shall have full power and
authority to do any and all
acts and to make and execute
 any and all contracts and
instruments that they may
consider necessary or
appropriate in connection
with the management of the
Trust or a Series or Class.
 The Trustees shall not
be bound or limited by
present or future laws or
customs in regard to trust
investments, but shall have full
authority and power to make
any and all investments which
 they, in their uncontrolled
discretion, shall
deem proper to accomplish the
purpose of this Trust.  Without
limiting the foregoing, the Trustees
 shall
have the following specific
powers and authority, subject
to any applicable limitation
in the 1940 Act or
in this Declaration of Trust
or in the By-Laws of the Trust:
(a)	To buy, and invest
funds in their hands in
securities and other property,
including, but
not limited to, common stocks,
 preferred stocks, bonds, debentures,
warrants and rights to
purchase securities, options,
certificates of beneficial interest,
money market instruments, notes
or other evidences of indebtedness
 issued by any corporation, trust
or association, domestic or
foreign, or issued or guaranteed
by the United States of America
or any agency or
instrumentality thereof, by
the government of any foreign
country, by any State of the United
States, or by any political
subdivision or agency or
instrumentality of any
State or foreign
country, or "when-issued"
or "delayed-delivery"
contracts for any such
securities, or any
repurchase agreement or
reverse repurchase agreement,
 or debt instruments, commodities,
commodity contracts and options
thereon, or to retain assets
 belonging to each and every
Series or Class in cash, and
from time to time to change
 the investments of the assets
belonging to each Series or
Class;
(b)	To adopt By-Laws of
the Trust not inconsistent
with the Declaration of Trust
providing for the conduct of
the business of the Trust and
to amend and repeal them to the
extent that they do not reserve
that right to the Shareholders;
(c)	To elect and remove such
 officers of the Trust and appoint
and terminate such agents
of the Trust as they consider
appropriate;
(d)	To appoint or otherwise
engage a bank or other entity
permitted by the 1940 Act, as
custodian of any assets belonging
 to any Series or Class subject to
 any conditions set forth in
this Declaration of Trust or in
the By-Laws;
(e)	To appoint or otherwise
engage transfer agents, dividend
 disbursing agents,
Shareholder servicing agents,
investment advisers, sub-investment
advisers, principal
underwriters, administrative
service agents, and such
other agents as the Trustees
may from
time to time appoint or
otherwise engage;
(f)	To provide for the
distribution of any Shares of
any Series or Class either through a
Principal Underwriter in the
manner hereinafter provided for
 or by the Trust itself, or both;
(g)	To set record dates in
the manner hereinafter provided for;
(h)	To delegate such
authority as they consider
desirable to a committee or committees
composed of Trustees, including
 without limitation, an Executive
 Committee, or to any
officers of the Trust and to any
agent, custodian or underwriter;
(i)	To sell or exchange any
or all of the assets belonging
 to one or more Series or Classes,
subject to the provisions of
Article XII, Section 4(b) hereof;
(j)	To vote or give assent,
or exercise any rights of
ownership, with respect to stock or
other securities or property;
and to execute and deliver
powers of attorney to such
person or
persons, including the
investment adviser of the
Trust as the Trustees shall deem proper,
granting to such person or
persons such power and
discretion with relation
to securities or
property as the Trustees
shall deem proper;
(k)	To exercise powers
and rights of subscription or
 otherwise which in any manner
arise
out of ownership of securities
or other property;
(l)	To hold any security or
property in a form not indicating
any trust, whether in bearer,
unregistered or other negotiable
 form; or either in its own name
or in the name of a custodian
or a nominee or nominees, subject
in either case to proper safeguards
according to the usual
business practice of Massachusetts
business trusts or investment
companies;
(m)	To consent to or participate
in any plan for the reorganization,
 consolidation or merger
of any corporation or concern, any
 security of which belongs to any
Series or Class; to consent
to any contract, lease, mortgage,
purchase, or sale of property by
such corporation or concern,
and to pay calls or subscriptions
with respect to any security which
belongs to any Series or
Class;
(n)	To engage in and to
prosecute, compound, compromise,
 abandon, or adjust, by
arbitration or otherwise, any
actions, suits, proceedings,
disputes, claims, demands,
and things
relating to the Trust, and
out of the assets belonging
 to any Series or Class to pay,
or to satisfy,
any debts, claims or expenses
 incurred in connection therewith,
including those of litigation,
upon any evidence that the
Trustees may deem sufficient
(such powers shall include without
limitation any actions, suits,
proceedings, disputes, claims,
demands and things relating to the
Trust wherein any of the Trustees
may be named individually and the
subject matter of which
arises by reason of business for
or on behalf of the Trust);
(o)	To make distributions of
income and of capital gains to
Shareholders;
(p)	To borrow money;
(q)	From time to time to
issue and sell the Shares of
 any Series or Class either for
cash or
for property whenever and in
such amounts as the Trustees
may deem desirable, but subject to
the limitation set forth in
Section 3 of Article III.
(r)	To purchase insurance
of any kind, including, without
limitation, insurance on behalf
of any person who is or was a
 Trustee, officer, employee or
agent of the Trust, or is or was
serving at the request of the
Trust as a trustee, director,
officer, agent or employee of
another
corporation, partnership, joint
venture, trust or other enterprise,
 against any liability asserted
against him  or incurred by him
 in any such capacity or arising
out of his status as such;
(s)	To sell, exchange, lend,
 pledge, mortgage, hypothecate,
lease, or write options with
respect to or otherwise deal in
any property rights relating to
any or all of the assets belonging
to any Series or Class;
       The Trustees shall have
all of the powers set forth in
this Section 1 with respect to all
assets and
liabilities of each Series and
Class.
       Section 2.  Principal
 Transactions.  The Trustees
shall not cause the Trust on
behalf of any Series
or Class to buy any securities
(other than Shares) from or
sell any securities (other
than Shares) to, or lend
any assets belonging to any
Series or Class to any Trustee
or officer or employee of the
Trust or any firm
of which any such Trustee or
officer is a member acting as
 principal unless permitted by
 the 1940 Act, but
the Trust may employ any such
other party or any such person
or firm or company in which any
such
person is an interested person
in any capacity not prohibited
by the 1940 Act.
       Section 3.  Trustees
and Officers as Shareholders.
Any Trustee, officer, employee or
 other agent
of the Trust may acquire, own
and dispose of Shares of any
Series or Class to the same
extent as if he
were not a Trustee, officer,
employee or agent; and the
Trustees may issue and sell or
cause to be issued
or sold Shares of any Series
or
 Class to and buy such Shares
from any such person or any
firm or
company in which he is an interested
person subject only to the general
limitations herein contained as to
the sale and purchase of such
Shares; and all subject to any
restrictions which may be contained in the
By-Laws.
       Section 4.  Parties to
Contract.  The Trustees may
enter into any contract of
the character
described in Article VII or
in Article IX hereof or any
 other capacity not prohibited by
the 1940 Act with
any corporation, firm,
partnership,
trust or association,
 although one or more
of the shareholders,
Trustees, officers,
employees or agents
of the Trust  or their
affiliates may be an officer,
 director, trustee,
partner, shareholder
or interested person of
such other party to the
contract, and no such
contract shall be
invalidated or rendered
voidable by reason of the
existence of any such
relationship, nor shall
any person
holding such relationship
be liable merely by reason
of such relationship for any
loss or expense to the
Trust or any Series or Class
under or by reason of said
 contract or accountable for
any profit realized
directly or indirectly
therefrom, in the absence
 of actual fraud.  The
same person (including a firm,
corporation, partnership,
trust or association) may
be the other party to contracts
entered into pursuant to
Article VII or Article IX
or any other capacity not
prohibited by the 1940 Act,
 and any individual may be
financially interested or
 otherwise an interested
person of persons who are parties
 to any or all of the
contracts mentioned in this
Section 4.
ARTICLE VI
TRUSTEES' EXPENSES AND COMPENSATION
       Section 1.  Trustee
Reimbursement.
The Trustees shall be
reimbursed from the
assets belonging
to each particular
Series or Class for
all of such Trustees'
expenses as such expenses are allocated to and
among any one or more
of the Series or Classes
 pursuant to Article III,
Section 5(b), including,
without
limitation, expenses of
organizing the Trust or
any Series or Class and
continuing its or their existence;
fees and expenses of Trustees
and officers of the Trust;
fees for investment advisory
 services,
administrative services and
 principal underwriting
services provided for in
Article VII, Sections 1, 2 and
3; fees and expenses of
preparing and printing
Registration Statements
under the Securities Act of 1933
and the 1940 Act and any
amendments thereto; expenses
of registering and qualifying
the Trust and any
Series or Class and the Shares
of any Series or Class under
federal and state laws and
regulations;
expenses of preparing,
printing and distributing
prospectuses and any amendments
thereto sent to
shareholders, underwriters,
broker-dealers and to investors
who may be considering the purchase of
Shares; expenses of registering,
licensing or other authorization
of the Trust or any Series or Class as a
broker-dealer and of its or their
officers as agents and salesmen
under federal and state laws and
regulations; interest expenses,
taxes, fees and commissions of
 every kind; expenses of issue
(including
cost of share certificates),
purchases, repurchases and
redemptions of Shares,
including expenses
attributable to a program
of periodic issue; charges
and expenses of custodians,
transfer agents, dividend
disbursing agents, Shareholder
servicing agents and registrars;
printing and mailing costs; auditing,
accounting and legal expenses;
reports to Shareholders and
governmental officers and
commissions;
expenses of meetings of Shareholders
 and proxy solicitations therefor;
insurance expenses; association
membership dues and nonrecurring
items as may arise, including all
losses and liabilities by them
incurred in administering the
Trust and any Series or Class,
including expenses incurred in connection
with litigation, proceedings
and claims and the obligations
of the Trust under Article XI
hereof and the
By-Laws to indemnify its Trustees,
officers, employees, shareholders
and agents, and any contract
obligation to indemnify Principal
 Underwriters under Section 3 of
 Article VII; and for the payment
of
such expenses, disbursements,
losses and liabilities, the
Trustees shall have a lien on
the assets belonging
to each Series or Class prior
to any rights or interests of
the Shareholders of any Series
 or Class.  This
section shall not preclude the
Trust from directly paying any
of the aforementioned fees and
expenses.
       Section 2.  Trustee
Compensation.  The Trustees
shall be entitled to
compensation from the Trust
from the assets belonging
to any Series or Class for
their respective services as
Trustees, to be determined
from time to time by vote
of the Trustees, and the
Trustees shall also determine
the compensation of all
officers, employees,
consultants and agents
whom they may elect or
 appoint.  The Trust may
pay out of
the assets belonging
to any Series or Class
any Trustee or any corporation,
firm, partnership, trust or
 other
entity of which a Trustee is
an
interested person for services
rendered in any capacity not
prohibited by
the 1940 Act, and such payments
shall not be deemed compensation
for services as a Trustee under the
first sentence of this Section
2 of Article VI.
ARTICLE VII
INVESTMENT ADVISER, ADMINISTRATIVE
SERVICES, PRINCIPAL
UNDERWRITER AND TRANSFER_AGENT
       Section 1.  Investment
Adviser.  Subject to a Majority
Shareholder Vote by the
relevant Series or
Class to the extent such
vote
is required by law, the
Trustees may in their
discretion from time to time
enter into an investment
advisory contract whereby
 the other party to such
contract shall undertake to
furnish the Trustees investment
advisory services for such
Series or Class upon such
terms and conditions
and for such compensation
 as the Trustees may in
their discretion determine.
 Subject to a Majority
Shareholder Vote by the
relevant Series or Class
to the extent such vote
is required by law, the investment
adviser may enter into a
 sub-investment advisory
contract to receive investment
advice and/or statistical
and factual information
from the sub-investment adviser
for such Series or Class
upon such terms and
conditions and for such
compensation as the Trustees,
 in their discretion, may agree.
Notwithstanding
any provisions of this
 Declaration of Trust,
 the Trustees may authorize
the investment adviser or sub-
investment adviser or
any person furnishing
 administrative personnel
and services as set forth
in Article
VII, Section 2 (subject to
such general or specific
instructions as the Trustees
may from time to time
adopt) to effect purchases,
 sales or exchanges of
portfolio securities
belonging to a Series or Class on
behalf of the Trustees or
may authorize any officer,
employee or Trustee to
 effect such purchases, sales,
or exchanges pursuant to
recommendations of the
investment adviser (and all
without further action by
the Trustees).  Any such
purchases, sales and
exchanges shall be deemed
 to have been authorized by
 the
Trustees.  The Trustees
may also authorize the
investment adviser to
determine what firms shall be
employed to effect
transactions in securities
for the account of a Series
or Class and to determine what
firms shall participate in
any such transactions
or shall share in commissions
 or fees charged in
connection with such
transactions.
       Section 2.
Administrative Services.
 The Trustees may in their
discretion from time to time
contract for administrative
personnel and services
whereby the other party
shall agree to provide the
Trustees administrative
personnel and services to
operate the Trust or a Series
or Class on a daily basis,
on such terms and conditions
as the Trustees may in their
discretion determine.  Such
services may be
provided by one or more
entities.
       Section 3.  Principal
Underwriter.  The Trustees
may in their discretion from
time to time enter
into an exclusive or
nonexclusive contract or
contracts providing for
the sale of the Shares of
a Series or
Class to net such Series
or Class not less than the
amount provided in Article
III, Section 3 hereof,
whereby a Series or Class
may either agree to sell
the Shares to the other
party to the contract or
appoint
such other party its sales
 agent for such shares.
In either case, the contract
shall be on such terms and
conditions (including
indemnification of Principal
Underwriters allowable under
applicable law and
regulation) as the Trustees
may in their discretion
determine not inconsistent
with the provisions of this
Article VII; and such
contract may also
provide for the
repurchase or sale of
Shares of a Series or Class
by such other party
as principal or as
agent of the Trust
and may provide that
the other party may
maintain a market
for shares of a Series
or Class.
       Section 4.
Transfer Agent.
The Trustees may in
their discretion from
time to time enter into
transfer agency and
Shareholder services
contracts whereby the
other party shall
undertake to furnish
transfer agency and
Shareholder services.
The contracts shall
be on such terms and
conditions as the
Trustees may in their
discretion determine
not inconsistent with
the provisions of this
Declaration of Trust
or of the By-Laws.
Such services may be
provided by one or more
entities.
ARTICLE VIII
SHAREHOLDERS' VOTING
POWERS AND MEETINGS
       Section 1.
Voting Powers.  Subject
 to the provisions set
forth in Article III,
Section 5(d), the
Shareholders shall have
power to vote, (i) for
the election of Trustees
as provided in Article IV,
Section 2;
(ii) for the removal of
Trustees as provided in
 Article IV, Section 3(d); (iii)
with respect to any investment
adviser or sub-investment
adviser as provided in Article
 VII, Section 1; (iv) with
respect to the
amendment of this Declaration
of Trust as provided in Article
XII, Section 7; and (v) with
respect to such
additional matters relating to
the Trust as may be required by
law, by this Declaration of Trust,
or the By-
Laws of the Trust or any
regulation of the Trust or the
Securities and Exchange Commission
or any State,
or as the Trustees may consider
desirable.  Each whole Share shall
 be entitled to one vote as to any
matter
on which it is entitled to vote,
and each fractional Share shall
be entitled to a proportionate
fractional vote.
There shall be no cumulative
voting in the election of
Trustees.  Shares may be
voted in person or by
proxy.  A proxy with respect
to Shares held in the name of
 two or more persons shall be
valid if executed
by any one of them unless at
 or prior to exercise of the
 proxy the Trust receives a
specific written notice
to the contrary from any one
of them.  A proxy purporting
to be executed by or on behalf
of a Shareholder
shall be deemed valid unless
challenged at or prior to its
exercise and the burden of proving
 invalidity
shall rest on the challenger.
 At all meetings of Shareholders,
 unless inspectors of election have been
appointed, all questions
relating to the qualification
of votes and the validity of
proxies and the
acceptance or rejection of
votes shall be decided by the
chairman of the meeting.  Unless
otherwise
specified in the proxy, the
proxy shall apply to all
shares of the Trust (or each
Series or Class) owned by
the Shareholder.  Any proxy
may be in written form,
telephonic or electronic
form, including facsimile,
and all such forms shall be
 valid when in conformance
with procedures established
and implemented by
the officers of the Trust.
 Until Shares of a Series or
Class are issued, the Trustees
 may exercise all rights
of Shareholders of such Series
or Class with respect to matters
affecting such Series or Class,
and may
take any action with respect to
the Trust or such Series or
Class required or permitted
by law, this
Declaration of Trust or any
By-Laws of the Trust to be
taken by Shareholders.
       Section 2.  Meetings.
A Shareholders' meeting shall
be held as specified in Section 2
 of Article
IV at the principal office of
the Trust or such other place as
 the Trustees may designate.
 Special meetings
of the Shareholders may be
called by the Trustees or the
 Chief Executive Officer of
 the Trust and shall be
called by the Trustees upon
the written request of
 Shareholders owning at least
one-tenth of the
outstanding Shares of all
Series and Classes entitled
to vote. Shareholders shall
be entitled to at least
fifteen days' notice of any
meeting.
       Section 3.  Quorum
 and Required Vote.  Except
as otherwise provided by law,
the presence in
person or by proxy of the
 holders of (a) one-half of
the Shares of the Trust on all
matters requiring a
Majority Shareholder Vote,
 as defined in the Investment
Company Act of 1940, or (b)
one-third of the
Shares of the Trust on all
other matters permitted by
law, in each case, entitled
to vote without regard to
Class shall constitute a
quorum at any meeting of
the Shareholders, except with
respect to any matter
which by law requires the
 separate approval of one or
more Series or Classes, in
which case the presence
in person or by proxy of
the holders of one-half or
one-third, as set forth above,
of the Shares of each
Series or Class entitled to
vote separately on the matter
shall constitute a quorum.
When any one or more
Series or Class is entitled
to vote as a single Series or
Class, more than one-half, or
one-third, as
appropriate, of the Shares of
each such Series or Class
entitled to vote shall constitute
a quorum at a
Shareholders' meeting of that
Series or Class.  If a quorum
shall not be present for the
purpose of any vote
that may properly come before
the meeting, the Shares present
 in person or by proxy and
entitled to vote
at such meeting on such matter
may, by plurality vote, adjourn
the meeting from time to time
to such
place and time without further
notice than by announcement to
be given at the meeting until
a quorum
entitled to vote on such matter
shall be present, whereupon
any such matter may be voted
upon at the
meeting as though held when
originally convened.  Subject
to any applicable requirement
of law or of this
Declaration of Trust or the
By-Laws, a plurality of the
 votes cast shall elect a
Trustee, and all other
matters shall be decided by
a majority of the votes cast
and entitled to vote thereon.
       Section 4.  Action by
Written Consent.   Subject to
the provisions of the 1940 Act
 and other
applicable law, any action
taken by Shareholders may
be taken without a meeting
if a majority of
Shareholders entitled to
vote on the matter (or such
larger proportion thereof
 as shall be required by
applicable law or by any
express provision of this
Declaration of Trust or the By-Laws)
consents to the
action in writing.  Such
consents shall be treated for all
purposes as a vote taken at a
meeting of
Shareholders.
       Section 5.  Additional
 Provisions.  The By-Laws may
include further provisions for
Shareholders'
votes and meetings and related
matters.
ARTICLE IX
CUSTODIAN
       The Trustees may,
in their discretion, from
time to time enter into
contracts providing for
custodial and accounting
services to the Trust or
any Series or Class.
The contracts shall be on the
terms
and conditions as the
Trustees may in their
discretion determine not
 inconsistent with the provisions
 of
this Declaration of Trust
or of the By-Laws.  Such
services may be provided by
one or more entities,
including one or more sub-custodians.
ARTICLE X
DISTRIBUTIONS AND REDEMPTIONS
Section 1.  Distributions.
(a)	The Trustees may
from time to time declare
 and pay dividends to the
 Shareholders of
any Series or Class, and
the amount of such dividends
and the payment of them shall
be wholly
in the discretion of the
Trustees.   The frequency of
 dividends and distributions
to Shareholders
may be determined by the
Trustees pursuant to a standing
 resolution, or otherwise.
 Such
dividends may be accrued
and automatically reinvested
 in additional Shares (or
 fractions
thereof) of the relevant
Series or Class or another
Series or Class, or paid in
cash or additional
Shares of the relevant
 Series or Class, all upon
such terms and conditions
as the Trustees may
prescribe.
(b)  	The Trustees may
 distribute in respect of
 any fiscal year as dividends and as capital
gains distributions,
respectively, amounts
sufficient to enable any
Series or Class to qualify as
a regulated investment
company and to avoid any
liability for federal income
 or excise taxes in
respect of that year.
(c)  	The decision of
the Trustees
as to what constitutes income
 and what
constitutes
principal shall be final, and except
 as specifically provided herein the
 decision of the Trustees
as to what expenses and charges of
any Series or Class shall be
charged against principal and
what against the income shall
be final.  Any income not
distributed in any year may be
permitted to accumulate and as
long as not distributed may be
invested from time to time in
the
same manner as the principal
funds of any Series or Class.
(d)  	All dividends and
distributions on Shares of
a particular Series or Class
shall be
distributed pro rata to the
holders of that Series or
Class in proportion to the
number of Shares
of that Series or Class held
by such holders and recorded
on the books of the Trust or its
transfer agent at the date and
time of record established for
that payment.
	Section 2.  Redemptions
and Repurchases.
(a)  	In case any Shareholder
of record of any Series or Class
at any time desires to dispose
of Shares of such Series or
 Class recorded in his name,
he may deposit a written request
 (or
such other form of request
as the Trustees may from time
 to time authorize) requesting
that the
Trust purchase his Shares,
together with such other
instruments or authorizations
 to effect the
transfer as the Trustees
may from time to time require,
 at the office of the transfer
 agent, or as
otherwise provided by the
Trustees and the Trust shall
purchase his Shares out of
assets
belonging to such Series or
Class.  The purchase price
shall be the net asset value
of his shares
reduced by any redemption
charge or deferred sales
charge as the Trustees from
time to time
may determine.
Payment for such Shares shall
be made by the Trust to the
Shareholder of record within that
time period required under the
 1940 Act after the request
(and, if required, such other
instruments or authorizations
of transfer) is received,
subject to the right of the
Trustees to
postpone the date of payment
pursuant to Section 4 of this
Article X.  If the redemption is
postponed beyond the date on
which it would normally occur
 by reason of a declaration by the
Trustees suspending the right
of redemption pursuant to Section
 4 of this Article X, the right of
the Shareholder to have his
Shares purchased by the Trust
shall be similarly suspended,
and he
may withdraw his request (or
such other instruments or
 authorizations of transfer)
from deposit
if he so elects; or, if he
does not so elect, the purchase
price shall be the net asset
 value of his
Shares determined next after
termination of such suspension
(reduced by any redemption
charge or deferred sales charge),
 and payment therefor shall be
 made within the time period
required under the 1940 Act.
(b)  	The Trust may purchase
Shares of a Series or Class by
agreement with the owner
thereof at a purchase price not
 exceeding the net asset value
per Share (reduced by any
redemption charge or deferred
sales charge) determined (1)
next after the purchase or contract
of purchase is made or (2)
at some later time.
(c)  	The Trust may pay
the purchase price (reduced
by any redemption charge or deferred
sales charge) in whole or
 in part by a distribution
 in kind of securities from
the portfolio of the
relevant Series or Class,
taking such securities at the
same value employed in determining net
asset value, and selecting the
securities in such manner as the
Trustees may deem fair and
equitable.
       Section 3.  Net Asset
Value of Shares.  The net asset
 value of each Share of a Series
 or Class
outstanding shall be determined
at such time or times as may be
determined by or on behalf of the
Trustees.  The power and duty to
determine net asset value may be
delegated by the Trustees from time
to
time to one or more of the Trustees
or officers of the Trust, to the other
party to any contract entered into
pursuant to Section 1 or 2 of Article
 VII or to the custodian or to a
transfer agent or other person
designated by the Trustees.
       The net asset value of
 each Share of a Series or
 Class as of any particular
time shall be the
quotient (adjusted to the nearer
cent) obtained by dividing the value,
 as of such time, of the net assets
belonging to such Series or Class
(i.e., the value of the assets
 belonging to such Series or Class
less the
liabilities belonging to such
Series or Class exclusive of
capital and surplus) by the total
number of Shares
outstanding of the Series or
Class at such time in accordance
with the requirements of the 1940
Act and
applicable provisions of the
 By-Laws of the Trust in conformity
with generally accepted accounting
practices and principles.
       The Trustees may declare
a suspension of the determination
of net asset value for the whole or
any part of any period in accordance
with the 1940 Act.
       Section 4.  Suspension of the
Right of Redemption.  The Trustees
 may declare a suspension of the
right of redemption or postpone the
date of payment for the whole or
any part of any period in accordance
with the 1940 Act.
       Section 5.  Trust's
Right to Redeem Shares.  The
Trust shall have the right to cause
 the
redemption of Shares of any
 Series or Class in any
Shareholder's account for their
 then current net asset
value and promptly make payment
to the shareholder (which payment
may be reduced by any applicable
redemption charge or deferred
sales charge), if (a) at any
time the total investment in
the account does not
have a minimum dollar value
determined from time to time
by the Trustees in their sole
discretion, (b) at
any time a Shareholder fails
to furnish certified Social
Security or Tax Identification
Numbers, or (c) at
any time the Trustees determine
in their sole discretion that
failure to so redeem may have
materially
adverse consequences to the
other
Shareholders or the Trust or
 any Series or Class thereof.
ARTICLE XI
LIMITATION OF LIABILITY AND
INDEMNIFICATION
       Section 1.  Limitation
of Personal Liability and
Indemnification of Shareholders.
The Trustees,
officers, employees or agents
of the Trust shall have no power
to bind any Shareholder of any
Series or
Class personally or to call upon
 such Shareholder for the payment
of any sum of money or assessment
whatsoever, other than such as the
Shareholder may at any time agree
to pay by way of subscription for
any Shares or otherwise.
       No Shareholder or former
 Shareholder of any Series or
 Class shall be liable solely by
reason of
his being or having been a
 Shareholder for any debt,
claim, action, demand, suit,
proceeding, judgment,
decree, liability or obligation
of any kind, against or with
respect to the Trust or any Series
 or Class
arising out of any action taken
 or omitted for or on behalf of
the Trust or such Series or Class,
 and the
Trust or such Series or Class shall
be solely liable therefor and resort
 shall be had solely to the property of
the relevant Series or Class of the
Trust for the payment or performance
 thereof.
       Each Shareholder or former
Shareholder of any Series or
Class (or their heirs, executors,
administrators or other legal
representatives or, in case of
a corporation or other entity,
 its corporate or
other general successor) shall
 be entitled to be held harmless
 from and indemnified against to
 the full
extent of such liability and the
costs of any litigation or other
proceedings in which such liability
shall
have been determined, including,
without limitation, the fees and
disbursements of counsel if,
 contrary to
the provisions hereof,
 such Shareholder or former
Shareholder of such Series or
Class shall be held to be
personally liable.  Such
indemnification shall come
exclusively from the assets
 of the relevant Series or
Class.
       The Trust shall, upon
request by a Shareholder or
former Shareholder, assume
the defense of any
claim made against any Shareholder
 for any act or obligation of the
 Trust or any Series or Class and
satisfy any judgment thereon.
       Section 2.  Limitation
 of Personal Liability and
Indemnification of Trustees,
Officers, Employees
or Agents of the Trust.  No
Trustee, officer, employee
or agent of the Trust shall
have the power to bind
any other Trustee, officer,
 employee or agent of the
Trust personally.  The Trustees,
 officers, employees
or agents of the Trust in
 incurring any debts, liabilities
 or obligations, or in taking or
 omitting any other
actions for or in connection
with the Trust, are, and each
shall be deemed to be, acting
as Trustee, officer,
employee or agent of the Trust
and not in his own individual
capacity.
       Trustees and officers of
the Trust shall be liable for
their willful misfeasance, bad
faith, gross
negligence or reckless disregard
of the duties involved in the
conduct of the office of Trustee
or officer, as
the case may be, and for nothing
else.
       Each person who is or was
a Trustee, officer, employee or
agent of the Trust shall be entitled
to
indemnification out of the assets
of the Trust (or of any Series or
 Class) to the extent provided in,
 and
subject to the provisions of, the
By-Laws, provided that no indemnification
shall be granted in
contravention of the 1940 Act.
	Section 3.  Express
Exculpatory Clauses and Instruments.
(a) 	All persons extending
 credit to, contracting with or
having any claim against the Trust
or a particular Series or Class
shall only look to the assets
of the Trust or the assets of that
particular Series or Class for
 payment under such credit,
contract or claim; and neither the
Shareholders nor the Trustees,
 nor any of the Trust's officers,
 employees or agents, whether
past, present or future, shall
be liable therefor.
(b)	The Trustees shall
use every reasonable means
to assure that all persons
 having
dealings with the Trust or
any Series or Class shall
be informed that the property
 of the
Shareholders and the Trustees,
officers, employees and agents
of the Trust or any Series or
Class shall not be subject to
claims against or obligations
of the Trust or any other Series or
Class to any extent whatsoever.
The Trustees shall cause to be
inserted in any written
agreement, undertaking or
obligation made or issued on
behalf of the Trust or any Series or
Class (including certificates
for Shares of any Series or
Class) an appropriate reference
 to the
provisions of this Declaration
of Trust, providing that neither
the Shareholders, the Trustees,
the officers, the employees nor
 any agent of the Trust or any
Series or Class shall be liable
thereunder, and that the other
parties to such instrument shall
look solely to the assets
belonging to the relevant Series
or Class for the payment of any
 claim thereunder or for the
performance thereof; but the
 omission of such provisions
from any such instrument shall
not
render any Shareholder,
Trustee, officer, employee or
 agent liable, nor shall the
Trustee, or any
officer, agent or employee of
the Trust or any Series or
Class be liable to anyone for
such
omission.  If, notwithstanding
 this provision, any Shareholder,
Trustee, officer, employee or
agent shall be held liable to any
other person by reason of the
omission of such provision from
any such agreement, undertaking or
 obligation, the Shareholder,
 Trustee, officer, employee or
agent shall be indemnified and
 reimbursed by the Trust.
ARTICLE XII
MISCELLANEOUS
       Section 1.  Trust
 is not a Partnership.
It is hereby expressly
declared that a trust
and not a
partnership is created
hereby.
       Section 2.
Trustee Action Binding,
 Expert Advice, No Bond
or Surety.  The exercise
 by the
Trustees of their
powers and discretions
hereunder shall be binding
upon everyone interested.
Subject to
the provisions of Article
XI, the Trustees shall
 not be liable for errors
of judgment or mistakes
of fact or
law.  The Trustees may
take advice of counsel
or other experts with
respect to the meaning
and operation
of this Declaration of
 Trust, and subject to
the provisions of Article
 XI, shall be under no
liability for any
act or omission in
accordance with such
advice or for failing
 to follow such advice.
  The Trustees shall
not be required to
give any bond as such,
nor any surety if a
bond is required.
       Section 3.
Establishment of Record Dates.
The Trustees may close
the Share transfer books of
the Trust maintained
with respect to any Series
or Class for a period not
exceeding  ninety (90) days
preceding the date of any
meeting of Shareholders of
the Trust or any Series or
Class, or the date for the
payment of any dividend or
the making of any distribution
 to Shareholders, or the date
for the allotment
of rights, or the date when
any change or conversion or
exchange of Shares of any
Series or Class shall go
into effect or the last day
on which the consent or
dissent of Shareholders of
any Series or Class may be
effectively expressed for
any purpose; or in lieu of
 closing the Share transfer
books as aforesaid, the
Trustees may fix in advance
 a date, not exceeding ninety
(90) days preceding the date
of any meeting of
Shareholders of the Trust or
any Series or Class, or the
 date for the payment of any
dividend or the
making of any distribution to
 Shareholders of any Series or
 Class, or the date for the
allotment of rights,
or the date when any change
or conversion or exchange of
Shares of any Series or Class
shall go into
effect, or the last day on
which the consent or dissent
 of Shareholders of any Series
 or Class may be
effectively expressed for any
purpose, as a record date for
the determination of the Shareholders
 entitled
to notice of, and, to vote at,
 any such meeting and any
adjournment thereof, or
entitled to receive payment
of any such dividend or
distribution, or to any such
allotment of rights, or to
exercise the rights in respect
of any such change, conversion
or exchange of shares, or to
exercise the right to give such
 consent or
dissent, and in such case such
Shareholders and only such
Shareholders as shall be
Shareholders of record
on the date so fixed shall
be entitled to such notice
of, and to vote at, such meeting,
 or to receive payment
of such dividend or distribution,
or to receive such allotment or
 rights, or to change, convert
or exchange
Shares of any Series or Class,
or to exercise such rights, as
 the case may be, notwithstanding,
 after such
date fixed aforesaid, any transfer
of any Shares on the books of the
Trust maintained with respect to any
Series or Class.  Nothing in the
foregoing sentence shall be
construed as precluding the
Trustees from
setting different record dates
for different Series or Classes.
       Section 4.  Termination
of Trust.
(a)  	This Trust shall
continue without limitation
of time but subject to the
provisions of
paragraphs (b), (c) and (d)
of this Section 4.
(b)  	The Trustees may,
by majority action, with
the approval of a Majority
 Shareholder
Vote of each Series or
Class entitled to vote as
determined  by the Trustees
 under Section 5(d)
of Article III, sell
and convey the assets
of the Trust or any Series
or Class to another trust or
corporation.  Upon
making provision for
the payment of all
outstanding obligations,
taxes and
other liabilities,
accrued or contingent,
belonging to each Series
or Class, the Trustees shall
distribute the remaining
assets belonging to each
Series or Class ratably
among the holders of
the outstanding  Shares
of that Series or Class.
The Trustees shall make a
 good faith
determination that a
conveyance of a part
of the assets of a Series
or Class is in the best interest
of Shareholders of the
relevant Series or Class.
(c)  	The Trustees may at
any time sell and convert
into money all the assets of
 the Trust or
any Series or Class without
Shareholder approval, unless
otherwise required by
applicable law.
Upon making provision for
the payment of all outstanding
 obligations, taxes and other
liabilities, accrued or
contingent, belonging to
each Series or Class, the
Trustees shall
distribute the remaining
assets belonging to each
Series or Class ratably
among the holders of
the outstanding Shares of
that Series or Class.
(d)  	Upon completion of
the distribution of the
remaining proceeds of the
remaining assets
as provided in paragraphs
(b) and (c), the Trust or
the applicable Series or
Class shall terminate
and the Trustees shall be
discharged of any and all
further liabilities and
duties hereunder or
with respect thereto and
the right, title and interest
 of all parties shall be canceled and
discharged.
       Section 5.  Offices
of the Trust, Filing of
Copies, Headings,
Counterparts.  The Trust
shall
maintain a usual place
of business in Massachusetts,
 which shall be determined by
 the Trustees, and shall
continue to maintain
an office at such address
 unless changed by the Trustees
to another location in
Massachusetts.  The Trust
may maintain other offices
as the Trustees may from
time to time determine.
The original or a copy of
 this instrument and of each
 declaration of trust
supplemental hereto shall be kept
at the office of the Trust
where it may be inspected by
any Shareholder.  A copy of
this instrument and of
each supplemental declaration
of trust shall be filed by the
Trustees with the Massachusetts
Secretary of
State and the Boston City
 Clerk, as well as any other
governmental office where such
filing may from
time to time be required.
  Headings are placed herein
for convenience of reference
only and in case of any
conflict, the text of this
instrument, rather than the
headings shall control.  This
 instrument may be
executed in any number of
counterparts each of which
 shall be deemed an original.
       Section 6.  Applicable
Law.  The Trust set forth in
 this instrument is created
under and is to be
governed by and construed and
administered according to the
laws of The Commonwealth of
Massachusetts.  The Trust shall
be of the type commonly called a
 Massachusetts business trust, and
without limiting the provisions
hereof, the Trust may exercise
 all powers which are ordinarily
 exercised
by such a trust.
       Section 7.  Amendments
 -- General.   All rights
granted to the Shareholders under
this
Declaration of Trust are
granted subject to the
reservation of the right to
 amend this Declaration of Trust
as herein provided, except
that no amendment shall
repeal the limitations on
personal liability of any
Shareholder or Trustee or
repeal the prohibition of
assessment upon the Shareholders
without the express
consent of each Shareholder
or Trustee involved.  Subject
to the foregoing, the provisions
 of this
Declaration of Trust (whether
or not related to the rights
of Shareholders) may be amended
at any time, so
long as such amendment does
not adversely affect the rights
 of any Shareholder with respect
 to which
such amendment is or purports
to be applicable and so long
as such amendment is not in
contravention of
applicable law, including the
1940 Act, by an instrument in
writing signed by a majority
of the then
Trustees (or by an officer of
the Trust pursuant to the vote
of a majority of such Trustees).
 Any
amendment to this Declaration
of Trust that adversely affects
 the rights of Shareholders may
 be adopted
at any time by an instrument
signed in writing by a majority
of the then Trustees (or by
any officer of the
Trust pursuant to the vote of
a majority of such Trustees)
when authorized to do so by the
vote of the
Shareholders holding a majority
of the Shares entitled to vote.
 Subject to the foregoing, any such
amendment shall be effective as
 provided in the instrument
containing the terms of such
amendment or, if
there is no provision therein
with respect to effectiveness,
 upon the execution of such
 instrument and of a
certificate (which may be a
part of such instrument)
 executed by a Trustee or
officer to the effect that
such amendment has been duly
 adopted.  Copies of the amendment
 to this Declaration of Trust shall
be
filed as specified in Section 5 of
this Article XII.  A restated
Declaration of Trust, integrating
into a single
instrument all of the provisions
 of the Declaration of Trust which
are then in effect and operative, may
be
executed from time to time by a
 majority of the Trustees and shall
be effective upon filing as specified
 in
Section 5.
       Section 8.  Amendments --
 Series and Classes.
The establishment and designation
of any Series
or Class of Shares in addition to
those established and designated
in Section 5 of Article III hereof
shall
be effective upon the execution
by a majority of the then Trustees,
without the need for Shareholder
approval, of an amendment to this
Declaration of Trust, taking the
form of a complete restatement or
otherwise, setting forth such
 establishment and designation
and the relative rights and
 preferences of any
such Series or Class, or as
otherwise provided in such
instrument.
       Without limiting the
 generality of the foregoing,
the Declaration of the Trust may
be amended
without the need for Shareholder
approval to:
(a)  	create one or more Series
or Classes of Shares (in addition
to any Series or Classes
already existing or otherwise)
with such rights and preferences
and such eligibility
requirements for investment
therein as the Trustees shall
 determine and reclassify any or
 all
outstanding Shares as Shares
of particular Series or Classes
in accordance with such eligibility
requirements;
(b)  	combine two or more Series
 or Classes of Shares into a single
Series or Class on such
terms and conditions as the
Trustees shall determine;
(c)  	change or eliminate any
eligibility requirements for
 investment in Shares of any
Series
or Class, including without
limitation the power to provide
for the issue of Shares of any Series
or Class in connection with any
merger or consolidation of the
 Trust with another trust or
company or any acquisition by the
Trust of part or all of the assets
 of another trust or company;
(d)  	change the designation of
 any Series or Class of Shares;
(e)  	change the method of
allocating dividends among the
various Series and Classes of
Shares;
(f)  	allocate any specific
assets or liabilities of the
Trust or any specific items
 of income or
expense of the Trust to one or
more Series and Classes of
Shares; and
(g)  	specifically allocate
 assets to any or all Series or
Classes of Shares or create one
or
more additional Series or
Classes of Shares which
 are preferred over all
other Series or Classes
of Shares in respect of
assets specifically
allocated thereto or
any dividends paid by the Trust
with respect to any
 net income, however
 determined, earned
from the investment
 and
reinvestment of any
assets so allocated
or otherwise and
provide for any special
voting or other
rights with respect
to such Series or Classes.
       Section 9.  Use of Name.
The Trust acknowledges that
"Federated Investors, Inc."
has reserved
the right to grant the
non-exclusive use of the
name "Federated" or any
derivative thereof to any other
investment company, investment
company portfolio, investment
adviser, distributor, or other
 business
enterprise, and to withdraw
from the Trust or one or more
Series or Classes any right to
the use of the
name "Federated".
	IN WITNESS WHEREOF,
the undersigned have executed
this instrument as of the day
and year
first above written.
/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will